Exhibit 99.1
New Pathways in Neuroscience (r) NuPathe Inc. Stifel Nicolaus 2010 Healthcare Conference September 2010

Forward Looking Statements The forward-looking statements in this presentation include, among other things, statements about: Our plans to develop and commercialize Zelrix and our other product candidates; The timing of, and our ability to obtain, marketing approval of Zelrix and our other product candidates; The timing of our anticipated commercial launch of Zelrix and other product candidates; Our ongoing and planned preclinical studies and clinical trials; The rate and degree of market acceptance of Zelrix and any other future products; The size and growth of the potential markets for Zelrix and our other product candidates and our ability to serve those markets; and Our ability to obtain and maintain intellectual property protection. This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations described in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations described in the forward-looking statements we make. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. We disclaim any intention or obligation, other than as required by law, to update or revise any forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. When considering forward-looking statements, you should keep in mind the risk factors and other cautioning statements in our Quarterly Report on Form 10-Q.

NuPathe Investment Highlights Focused CNS specialty pharma company ZelrixTM: Addresses the significant unmet medical needs of millions of underserved migraine patients Convenient, transdermal patch delivery All primary & key secondary endpoints met in pivotal phase III clinical trial NDA submission planned for 4Q10 with launch planned for 1H12 IP protection through 2023 Emerging pre-clinical pipeline of additional CNS products Experienced and proven management team

4

Pipeline Addresses Unmet Needs in CNS

	Preclinical	Phase I	Phase II	Phase III	NDA	Launch
Zelrix — sumatriptan iontophoretic patch for the treatment of acute migraine	████	████	████	████	expected 4Q10 505(b)(2)	expected 1H12
NP201 — ropinirole implant for the treatment of Parkinson's disease: 505(b)(2) expected	████	expected IND 1H11				
NP202 — atypical antipsychotic implant for the treatment of schizophrenia and bipolar disorder: 505(b)(2) expected	████	expected IND 2012				

- Pipeline powered by proprietary technology platforms
  - SmartRelief™ iontophoretic transdermal patch – Zelrix
  - LAD™ Long-Acting Delivery technology – NP201 and NP202

NuPathe

© 2010 NuPathe Inc. All rights reserved

Large Market: Triptans the Clear Leader 28 million migraine sufferers in the U.S. Headache lasting 4-72 hours Neurological and GI symptoms 1 - 4 migraines/month typical Triptans - clear market leader 123M units in the U.S.* 69% of units and 97% of sales* Total U.S. Migraine Rx's = 24.7 million* Total U.S. Migraine Units = 176.9 million* * 12 months ended June 2010

Nausea and Vomiting Lead to Poor Outcomes Alters when, how, and if patients take their medication Compromised Absorption Leads to Inconsistent Response Migraine patients experience gastric stasis (paralysis of GI tract) Triptan Adverse Events Discourage Treatment 47% of injection patients and up to 14% of oral patients suffer triptan adverse events Atypical sensations, paraesthesiae, chest tightness 79% of Migraine Patients Would Try a New Treatment Millions Remain Underserved Disease-Related Issues Drug-Related Issues

Sumatriptan patch applied during migraine attack Zelrix Harnesses the Power of Sumatriptan Patch applied to upper arm or thigh Active, controlled delivery Delivers drug for four hours Single use, disposable

Pivotal Phase III Trial Design The Efficacy and Tolerability of Zelrix, a Sumatriptan Iontophoretic Transdermal Patch, in the Treatment of Acute Migraine Randomized, double-blind, placebo controlled study Patch applied when headache pain rated moderate or severe Zelrix N= 265 ITT= 226 RANDOMIZATION 1 Migraine Event Primary Endpoint Pain free at 2 hours Selected Secondary Endpoints Pain relief at 2 hours Nausea free at 2 hours Photophobia free at 2 hours Phonophobia free at 2 hours Placebo N= 265 ITT= 228

Zelrix Placebo Data at 2 hours Data at 2 hours Freedom from Pain and Pain Relief Pain Free - Primary p = 0.0092 Pain Relief p < 0.0001

Rapid and Sustained Pain Relief Rapid pain relief 38% more Zelrix patients than placebo at 30 minutes^ Significant and comparable to oral and nasal triptans at one hour Sustained pain relief 34% of Zelrix patients compared to 21% of placebo (p=0.0015) from 2 to 24 hours ^ Not statistically significant

Significant Relief of Migraine Symptoms Nausea-Free Photophobia-Free Phonophobia-Free p = 0.0028 p < 0.0001 p = 0.0002 Zelrix Placebo Data at 2 hours Data at 2 hours

Favorable Adverse Event Profile Minimal incidence of triptan adverse events Compared to product labeling for oral (12 - 14%) and injection (47%) Application site events were typical of patches Majority were mild in intensity and transient Zelrix Placebo Atypical sensations 1.7% 0.0% Pain and other pressure sensations 1.7% 0.0% Zelrix Placebo Application site pain 23% 15% Application site tingling 12% 19% Application site itching 8% 7% Application site reaction 7% 6%

Zelrix Filing and Launch Timing 505(b)(2) NDA submission planned for 4Q10 Two open label Phase III long-term safety trials to evaluate safety for 12 months ongoing Fully enrolled with a total of 714 patients at 34 sites in the U.S. Approximately 7,500 migraines treated as of early September 2010 Interim reports for ongoing Phase III trials to be filed as part of NDA Launch planned for 1H12

NAUSEA 90% of migraine patients have experienced VOMITING 59% of migraine patients have experienced Delay Treatment Avoid Treatment Zelrix Meets the Needs of Millions Core Segment = 6 Million Patients

15

Broad Opportunity in Underserved Segments

Patient Type	% of Treated Patients	Patient Opportunity*
Would Try New Treatment	79%	~11 M
Experience Nausea	90%	~13 M
Experience Vomiting	59%	~8 M
Experience Inconsistent Efficacy	$\geq$40%	~6 M
Suffer from Triptan AEs	10-15%	~1 M

* Overlap amongst patient types

NuPathe

© 2010 NuPathe Inc. All rights reserved

Targeted Audience, Less Noise Focused Market 6 month rolling average Declining Competitive Details

2012 - Favorable Competitive Environment The First and Only Patch for Migraine Current therapies Triptans - limited and declining promotion Cambia (NSAID oral solution) Ergotamines (e.g. DHE) Potential new entrants Levadex (inhaled DHE) Telcagepant (CGRP antagonist) Botox for migraine prophylaxis

Zelrix: Positioned For Success NuPathe Market Research Physicians 50 NEUROs and 50 PCPs Patients 78 patients in five cities Payers covering >100M lives NuPathe market research supports broad acceptance among physicians and patients Payers recognize Zelrix value proposition Unmet needs exist in migraine (solves GI- related problems) Broad & competitive formulary access with opportunities for Tier 2 access Profile justifies premium pricing Pricing for branded triptans:

Improved Treatment Through Continuous Delivery (LAD) NP201: Long term delivery of ropinirole to treat the signs and symptoms of Parkinson's disease Current status: Preclinical POC study complete Return to normal function Pre-IND FDA Meeting - 1Q10 IND expected in 1H11 NP202: Long term delivery of an atypical antipsychotic to treat schizophrenia and bipolar disorder Current status: Preclinical POC studies complete Prototype development ongoing IND expected in 2012

Financial Highlights (Quarterly information unaudited, 000's) Year Ended Dec. 31, 2009 Six Months Ended June 30, 2010 Cash & Equivalents $18,207* $51,495** Operating Expenses Research & Development $11,310 $6,658 General & Administrative $3,142 $1,818 Total Operating Expenses $14,452 $8,476 Net Loss $15,590 $9,591 Total Cash Used in Operations $13,568 $7,672 * Pro forma - Reflects $10.1 million gross proceeds from April 2010 issuance of convertible promissory notes plus $5 million gross proceeds (less repayment of existing debt) from May 2010 debt facility. ** As-adjusted reflecting NuPathe's August 2010 IPO in which the Company issued and sold 5 million shares of common stock at $10 per share. Net proceeds were $43 million.

NuPathe Investment Highlights Focused CNS specialty pharma company ZelrixTM: Addresses the significant unmet medical needs of millions of underserved migraine patients Convenient, transdermal patch delivery All primary & key secondary endpoints met in pivotal phase III clinical trial NDA submission planned for 4Q10 with launch planned for 1H12 IP protection through 2023 Emerging pre-clinical pipeline of additional CNS products Experienced and proven management team